UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 10, 2016, Garmin Ltd. (“Garmin”) held its annual general meeting of shareholders.  At the annual general meeting, the shareholders: (i) elected Andrew Etkind as ad hoc Chairman of the meeting; (ii) approved Garmin’s 2015 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 26, 2015 and the statutory financial statements of Garmin for the fiscal year ended December 26, 2015; (iii) approved the appropriation of available earnings; (iv) approved the payment of a cash dividend in the aggregate amount of $2.04 per share out of Garmin’s general reserve from capital contribution in four equal installments; (v) discharged the members of Garmin’s Board of Directors and the members of Executive Management from liability for the fiscal year ended December 26, 2015; (vi) re-elected Donald H. Eller, Joseph, J. Hartnett, Min H. Kao, Charles W. Peffer, and Clifton A. Pemble and elected Rebecca R. Tilden as directors of Garmin for a term extending until completion of the 2017 annual general meeting of shareholders; (vii) re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2017 annual general meeting of shareholders; (viii) re-elected Donald H. Eller, Joseph, J. Hartnett, and Charles W. Peffer and elected Rebecca R. Tilden as members of Garmin’s Compensation Committee for a term extending until completion of the 2017 annual general meeting of shareholders; (ix) re-elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2017 annual general meeting of shareholders; (x) ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2016 fiscal year and re-elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term; (xi) approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2016 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission; (xii) approved a binding vote to approve the Fiscal Year 2017 maximum aggregate compensation for Garmin’s Executive Management; (xiii) approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting; (xiv) approved the reduction of the par value of each registered share of Garmin from CHF 10 to CHF 0.10, and the amendment to Garmin’s Articles of Association to effect such par value reduction; and (xv) approved the cancellation of 10,000,000 registered shares of Garmin held by Garmin, and the amendment to Garmin’s Articles of Association to effect a corresponding share capital reduction.

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The tabulation of votes with respect to the re-election of five directors and the election of one new director was as follows:

	For	Against	Abstain	Not Voted
Donald H. Eller	134,212,252	3,272,204	48,421	25,777,255
Joseph H. Hartnett	137,235,138	245,398	52,341	25,777,255
Min H. Kao	137,160,084	324,775	48,018	25,777,255
Charles W. Peffer	137,001,654	483,761	47,462	25,777,255
Clifton A. Pemble	137,248,789	236,552	47,536	25,777,255
Rebecca R. Tilden	137,289,532	194,034	49,311	25,777,255

The tabulation of votes with respect to the re-election of three members and the election of one new member of the Compensation Committee was as follows:

	For	Against	Abstain	Not Voted
Donald H. Eller	133,289,661	4,163,332	79,884	25,777,255
Joseph H. Hartnett	137,196,943	250,489	85,445	25,777,255
Charles W. Peffer	136,993,085	455,975	83,817	25,777,255
Rebecca R. Tilden	137,262,493	185,340	85,044	25,777,255

The shareholders elected Andrew Etkind as ad hoc Chairman of the meeting. The tabulation of votes on this matter was as follows: 137,397,983 votes for; 87,298 votes against; 47,596 abstentions; and 25,777,255 non-votes.

The shareholders approved Garmin’s 2015 Annual Report, including the consolidated financial statements for the fiscal year ended December 26, 2015 and the statutory financial statements for the fiscal year ended December 26, 2015. The tabulation of votes on this matter was as follows: 162,789,432 votes for; 161,962 votes against; 358,738 abstentions; and 0 non-votes.

The shareholders approved the appropriation of available earnings. The tabulation of votes on this matter was as follows: 162,854,649 votes for; 261,076 votes against; 194,407 abstentions; and 0 non-votes.

The shareholders approved the payment of a cash dividend in the aggregate amount of $2.04 per share out of Garmin’s general reserve from capital contribution in four equal installments. The tabulation of votes on this matter was as follows: 163,072,562 votes for; 170,399 votes against; 67,171 abstentions; and 0 non-votes.

The shareholders discharged the members of Garmin’s Board of Directors and the members of Garmin’s Executive Management from liability for the fiscal year ended December 26, 2015. The tabulation of votes on this matter was as follows: 151,241,131 votes for; 1,264,483 votes against; 1,657,864 abstentions; and 0 non-votes.

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The shareholders re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2017 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 133,664,218 votes for; 3,814,214 votes against; 54,447 abstentions; and 25,777,255 non-votes.

The shareholders re-elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2017 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 162,840,306 votes for; 304,553 votes against; 165,273 abstentions; and 0 non-votes.

The shareholders ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2016 fiscal year and elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term. The tabulation of votes on this matter was as follows: 162,805,550 votes for; 420,166 votes against; 84,416 abstentions; and 0 non-votes.

The shareholders approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2016 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission. The tabulation of votes on this matter was as follows: 135,648,811 votes for; 1,760,429 votes against; 123,637 abstentions; and 25,777,255 non-votes.

The shareholders approved a binding vote to approve the Fiscal Year 2017 maximum aggregate compensation for Garmin’s Executive Management. The tabulation of votes on this matter was as follows: 136,789,713 votes for; 340,242 votes against; 402,922 abstentions; and 25,777,255 non-votes.

The shareholders approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2016 Annual General Meeting and the 2017 Annual General Meeting. The tabulation of votes on this matter was as follows: 136,726,472 votes for; 381,713 votes against; 424,692 abstentions; and 25,777,255 non-votes.

The shareholders approved the reduction of the par value of each registered share of Garmin from CHF 10 to CHF 0.10, and the amendment to Garmin’s Articles of Association to effect such par value reduction. The tabulation of votes on this matter was as follows: 162,128,886 votes for; 804,116 votes against; 377,130 abstentions; and 0 non-votes.

The shareholders approved the cancellation of 10,000,000 registered shares of Garmin held by Garmin, and the amendment to Garmin’s Articles of Association to effect a corresponding share capital reduction. The tabulation of votes on this matter was as follows: 162,430,060 votes for; 471,560 votes against; 408,512 abstentions; and 0 non-votes.

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Item 8.01. Other Events

On June 10, 2016, Garmin issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its shareholders have approved a cash dividend in the amount of $2.04 per share out of Garmin’s general reserve from capital contribution payable in four equal installments on dates to be determined by the Board of Directors in its discretion. The Board has determined that the first installment of $0.51 will be payable on June 30, 2016 to shareholders of record on June 20, 2016. The Board currently expects that the dividend payment and record dates for the remaining three installments will be as follows: $0.51 on September 30, 2016 to shareholders of record on September 15, 2016, $0.51 on December 30, 2016 to shareholders of record on December 14, 2016 and $0.51 on March 31, 2017 to shareholders of record on March 15, 2017.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Press Release dated June 10, 2016 (furnished pursuant to Item 8.01)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 13, 2016	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 10, 2016 (furnished pursuant to Item 8.01)

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